Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Personnel Group of America, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 2nd day of January, 2003.



Dated: January 2, 2003

                              SC FUNDAMENTAL VALUE FUND, L.P.

                              By: SC Fundamental LLC, as
                                  General Partner

                              By: /s/ Neil H. Koffler
                                  -------------------------------------------
                                  Neil H. Koffler, Member


                              SC FUNDAMENTAL LLC

                              By: /s/ Neil H. Koffler
                                  -------------------------------------------
                                  Neil H. Koffler, Member


                              SC FUNDAMENTAL VALUE BVI, LTD.


                              By: SC Fundamental Value BVI, Inc.,
                                  as managing general partner of
                                  investment manager

                              By: /s/ Neil H. Koffler
                                  -------------------------------------------
                                  Neil H. Koffler, Vice President


                              SC-BVI PARTNERS

                              By: SC Fundamental Value BVI, Inc.,
                                  as managing general partner

                              By: /s/ Neil H. Koffler
                                  -------------------------------------------
                                  Neil H. Koffler, Vice President




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                              PMC-BVI, INC.

                              By: /s/ Neil H. Koffler
                                  -------------------------------------------
                                  Neil H. Koffler as Attorney-in-Fact for
                                  Peter M. Collery, President (1)


                              SC FUNDAMENTAL VALUE BVI, INC.

                              By: /s/ Neil H. Koffler
                                  -------------------------------------------
                                  Neil H. Koffler, Vice President


                              /s/ Neil H. Koffler
                              -----------------------------------------
                              Neil H. Koffler as Attorney-in-Fact for
                              Peter M. Collery (1)


                              /s/ Neil H. Koffler
                              -----------------------------------------
                              Neil H. Koffler








  (1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13D with respect to the common stock of ESG Re Limited, filed on August 21, 2000, and is hereby incorporated by reference.



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